SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                           February 8, 2001
                            Date of Report
                  (Date of Earliest Event Reported)

                         FOODVISION.COM, INC.
            (Exact Name of Registrant as Specified in its Charter)

                      2152 NW Parkway, Suite K,
                       Marietta, Georgia 30067
               (Address of principal executive offices)

                             770/937-0960
                    Registrant's telephone number


 Delaware                       0-28521               58-2466626
(State or other               (Commission          (I.R.S.  Employer
jurisdiction of               File Number)        Identification No.)
incorporation)

ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

        Not applicable

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

        Not applicable

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

        Not applicable.

ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        On December 11, 2000, the Board of Directors of Foodvision appointed Tauber & Balser as accountants for the company. On
February 8, 2001, the Board of Directors approved the appointment of the accounting firm of Weinberg Company, P.A., Boca Raton, Florida to replace the firm of Tauber & Balser.

        There were no disagreements on any matter regarding accounting principles, or practices, financial statement disclosure, or auditing scope or procedures between Foodvision and Tauber &
Balser during the past two fiscal years and any interim period preceding the date of the change.

        Tauber & Balser did not issue a report during the past two fiscal years that contained an adverse opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

        Filed as exhibit hereto, is a letter from Tauber & Balser agreeing with the disclosure made herein.

ITEM 5.     OTHER EVENTS

        Not applicable.

ITEM 6.     RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

        Not applicable.

ITEM 7.     FINANCIAL STATEMENTS

        Not applicable.

ITEM 8.     CHANGE IN FISCAL YEAR

        Not applicable.

ITEM 9.     SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

        Not applicable.

EXHIBITS

        16.1     Letter from former accountant



_______


                                            SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FOODVISION.COM, INC.


                                         By /s/ Paul R. Smith
                                                President
Date: April 3, 2001

EXHIBIT 16.1

TAUBER & BALSER, P.C.
Accountants and Consultants
                                             Tower Place, Suite 250
                                             3340 Peachtree Street, N.E.
                                             Atlanta, Georgia
                                             30326-1026
                                             (404)261-7200
                                             Fax (404)261-9481

February 28, 2001

Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC 20549

We concur with the statements made in Item 4 of the Current Report on Form 8-K filed by Foodvision.com, Inc. reporting the change in accountants on February 8, 2001.


Sincerely,

/s/ Tauber & Balser, P.C.

Tauber & Balser, P.C.